                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                     ---------------------------------------

                                    FORM 8-K

                     ---------------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                               1-13589                 36-4173047
------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about April 10, 2002, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its' affiliates as of December 31, 2001, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as
      ------------
specified therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 10, 2002                       PRIME GROUP REALTY TRUST

                                            By:  /s/ Louis G. Conforti
                                                 ---------------------------
                                                 Louis G. Conforti
                                                 Co-President and
                                                 Chief Financial Officer

--------------------------------------------------------------------------------

                         [LOGO] PRIME GROUP REALTY TRUST

                               FOURTH QUARTER 2001

                 SUPPLEMENTAL FINANCIAL AND OPERATING STATISTICS

                  For the twelve months ended December 31, 2001

                                   [PICTURE]

This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                         [LOGO]PRIME GROUP REALTY TRUST

                                Table of Contents

Company Overview                                                                                                 Page
      Corporate Profile                                                                                            2
      Board of Trustees and Executive Officers                                                                     3

Quarterly and Year-to-Date Financial and Operating Results
      Fourth Quarter Highlights                                                                                    4
      Consolidated Statements of Income -Three Months                                                              5
      Consolidated Reconciliation of Net Income to FFO -Three Months                                               6
      Consolidated Statements of Income -Year-to-Date                                                              7
      Consolidated Reconciliation of Net Income to FFO -Year-to-Date                                               8
      Consolidated Balance Sheets                                                                                  9
      Leasing Activity Analysis                                                                                   10
      Same Store Leasing Analysis                                                                                 11
      Development Projects                                                                                        12

Indebtedness/Capital Information
      Indebtedness Activity                                                                                       13
      Capital Events                                                                                              14
      Market Capitalization                                                                                       15
      Indebtedness Schedule                                                                                       16
      Indebtedness Allocation Graphs                                                                              17
      Interest Rate Hedge Agreements                                                                              18
      Indebtedness Maturities                                                                                     19
      Indebtedness Maturities with Extension Options                                                              20

Portfolio Information
      Square Feet of Office and Industrial Properties Owned
          and Joint Venture Development Interests                                                                 21
      Property Summary                                                                                            22
      Office Lease Expiration Schedule                                                                            24
      Industrial Lease Expiration Schedule                                                                        25
      Largest Office Tenants by Gross Revenue                                                                     26
      Largest Office Tenants by Percentage of Square Footage in Portfolio                                         27
      Largest Industrial Tenants by Gross Revenue                                                                 28
      Largest Industrial Tenants by Percentage of Square Footage in Portfolio                                     29
      Tenancy by Standard Industrial Classification (SIC)                                                         30

Investor Relations Information                                                                                    31


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

                         [LOGO]PRIME GROUP REALTY TRUST

                                Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of April 10, 2002, we own 24 office properties containing an aggregate of 7.8 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties containing an aggregate of approximately 1.3 million net rentable square feet. The portfolio also includes approximately 202.1 acres of developable land and the rights to acquire an additional 31.6 acres of developable land. In addition, we are developing Dearborn Center in downtown Chicago, a Class A, state-of-the-art office tower containing 1.5 million rentable square feet of office space. We also own a joint venture interest in a new suburban office development consisting of 0.1 million of rentable square feet in suburban Chicago.

In terms of net rentable square feet, approximately 89.0% of our office properties and all of our industrial properties, are located in metropolitan Chicago, in prime business locations within vibrant submarkets. The properties located in metropolitan Chicago accounted for approximately 90.2% of our total rental revenue, and 95.5% of tenant reimbursement revenue for the twelve months ended December 31, 2001. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; and Knoxville, Tennessee.

Prime Group Realty Trust is employing a multi-faceted approach to maximizing shareholder value by pursuing strategic business alternatives, completing our development initiatives, and delivering property-level performance through its leasing efforts.


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

                         [LOGO]PRIME GROUP REALTY TRUST

Board of Trustees*
------------------

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust
The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

Executive Officers*
-------------------

Michael W. Reschke
Chairman of the Board
Richard S. Curto
Chief Executive Officer
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary


*Information presented is as of December 31, 2001. Since that date, Michael W. Reschke has resigned from his position as Chairman of the Board and Mr. Curto has resigned from his position as Chief Executive Officer, in order to respectively pursue other business interests. Messrs. Reschke and Curto will continue to serve as members of the Board of Trustees of the Company. Stephen J. Nardi has been appointed as acting Chairman of the Board of Trustees of the Company.


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

                         [LOGO]PRIME GROUP REALTY TRUST

                         Fourth Quarter/2001 Highlights

Funds from operations for the fourth quarter of 2001 excluding the non-operating charges described below ("Operating FFO"), totaled $0.40 per diluted share, representing a decrease of 7.0% from the $0.43 per diluted share reported in the fourth quarter of 2000. On a cash basis without straight-line rent, Operating FFO per diluted share for the fourth quarter was $0.35, an increase of 6.1% from the $0.33 reported in the fourth quarter of 2000. Operating FFO per diluted share for the year 2001 was $1.59, an 18.0% decrease from the $1.94 per diluted share reported for 2000. On a cash basis without straight-line rent, Operating FFO per diluted share for the year 2001 was $1.38, an 11.0% decrease from the $1.55 per diluted share for 2000.

We realized "same-store" growth in property-level net operating income of 5.1% for the 10.4 million square feet of office and industrial properties that were owned for the full year 2000 and 2001.

During the year, we signed 75 new leases totaling 506,581 square feet and renewed 71 leases totaling 746,390 square feet. Lease renewals averaged a 16.0% increase over prior net rents.


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Consolidated Statements of Income
(000's omitted, except per share data)

                                                                                  Three Months ended
                                                                                      December 31
                                                                                   2001        2000
                                                                                ----------------------
Revenue
Rental                                                                          $  32,293  $   34,443
Tenant reimbursements                                                              16,936      17,557
Other property revenues                                                             1,328       1,854
Service Company revenues                                                            1,563           -
Interest income and other                                                           1,164       1,644
                                                                                ----------------------
Total revenue                                                                      53,284      55,498

Expenses
Property operations                                                                12,808      15,121
Real estate taxes                                                                  10,708      10,207
Depreciation and amortization                                                      10,343       8,661
Interest                                                                           12,219      13,297
General and administrative                                                          2,220       3,498
Provision for asset impairment                                                     15,763       1,000
Strategic alternative costs                                                         1,307         717
Loss on tax indemnification                                                         1,191           -
Service Company operating expenses                                                  1,420           -
                                                                                ----------------------
Total expenses                                                                     67,979      52,501

(Loss) income before loss on sales of real estate,
   minority interests and extraordinary items                                     (14,695)      2,997
Loss on sales of real estate, net                                                       -      (7,774)
                                                                                ----------------------
Loss before minority interests and extraordinary items                            (14,695)     (4,777)
Minority interests                                                                  6,005       3,486
                                                                                ----------------------
Loss before extraordinary items                                                    (8,690)     (1,291)
Extraordinary items: loss on extinguishment of debt, net
     of minority interests of $447 in 2000                                              -        (911)
                                                                                ----------------------
Net loss                                                                           (8,690)     (2,202)
Net income allocated to preferred shareholders                                     (3,041)     (3,037)
                                                                                ----------------------
Net loss available to common shareholders                                       $ (11,731)     (5,239)
                                                                                ======================
Net loss available per weighted-average
    common share of beneficial interest - basic and diluted                     $   (0.75) $    (0.34)
                                                                                ======================

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Consolidated Reconciliation of Net (Loss) Income to FFO
(000's omitted, except per share data)


                                                                       Three Months ended
                                                                          December 31
                                                                       2001         2000
                                                                    ------------------------

Net loss allocated to common shareholders                           $  (11,731)  $   (5,239)
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization                            9,067        8,928
    Amortization of costs for leases assumed                               182          210
    Joint venture adjustments                                              842          701
    Adjustment for sale of operating property                                -          439
    Extraordinary loss on extinguishment of debt/(1)/                        -          911
    Minority interests                                                  (6,005)      (3,486)
                                                                    ------------------------
Funds from Operations, including straight-line rental revenue:          (7,645)       2,464

   Straight-line rental revenue                                         (1,294)      (2,483)
   Straight-line rental revenue from joint venture                        (112)        (277)
                                                                    ------------------------
Funds from Operations,
   excluding straight-line rental revenue                           $   (9,051)  $     (296)
                                                                    ========================

Funds from Operations per common share
   of beneficial interest, including straight-line rental revenue:

        Basic                                                       $    (0.29)  $     0.09
                                                                    ========================
        Diluted/(2)/                                                $    (0.29)  $     0.09
                                                                    ========================

Funds from Operations per common share
   of beneficial interest, excluding straight-line rental revenue:

        Basic                                                       $    (0.34)  $    (0.01)
                                                                    ========================
        Diluted/(3)/                                                $    (0.34)  $    (0.01)
                                                                    ========================

Weighted average shares of beneficial interest:

        Basic                                                           26,416       26,346
                                                                    ========================
        Diluted/(4)/                                                    26,416       26,450
                                                                    ========================


/(1)/ For the year ended December 31, 2001, the second quarter extraordinary loss previously reported has been restated by $223, net of minority interests of $153, to reflect an adjustment we recorded in the fourth quarter to reverse the write-off of deferred financing fees incorrectly recorded in the second quarter. The restatement did not significantly affect our trend of earnings.

/(2)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive.

/(3)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2001. The 2.0 million Series A Convertible Preferred Shares and 0.1 million of stock options are antidilutive in 2000.

/(4)/ The weighted average shares of beneficial interest in 2000 excludes the
2.0 million Series A Convertible Preferred Shares as these shares are antidilutive.


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)                           4Q 2001

Consolidated Statements of Income
(000's omitted, except per share data)

                                                                                      Year ended
                                                                                      December 31
                                                                                    2001        2000
                                                                                -----------------------
Revenue
Rental                                                                          $  129,834  $  135,762
Tenant reimbursements                                                               70,325      67,032
Other property revenues                                                              7,573       8,093
Mortgage note interest                                                                   -       4,864
Service Company revenue                                                              7,219           -
Interest income and other                                                            4,587       7,513
                                                                                -----------------------
Total revenue                                                                      219,538     223,264

Expenses
Property operations                                                                 55,524      54,089
Real estate taxes                                                                   41,528      40,366
Depreciation and amortization                                                       41,817      37,449
Interest                                                                            51,851      55,755
General and administrative                                                           9,085      10,359
Service Company operating expenses                                                   6,898           -
Provision for asset impairment                                                      21,837       1,000
Loss on tax indemnification                                                          1,191           -
Strategic alternative costs                                                          3,289         717
                                                                                -----------------------
Total expenses                                                                     233,020     199,735
                                                                                -----------------------
(Loss) income before (loss) gain on sales of real estate, minority interests,
   extraordinary items, and cumulative effect of change in accounting principles   (13,482)     23,529
Gain (loss) on sales of real estate, net                                               292      (2,057)
                                                                                -----------------------
(Loss) income before minority interests, extraordinary items, and cumulative
   effect of change in accounting principles                                       (13,190)     21,472
Minority interests                                                                   9,150      (3,564)
                                                                                -----------------------
(Loss) income before extraordinary items and cumulative effect
   of change in accounting principles                                               (4,040)     17,908
Extraordinary items:  loss on extinguishment of debt,
     net of minority interests of $93 and $1,347 for the years
     ended December 31, 2001 and 2000, respectively                                   (137)     (2,176)
                                                                                -----------------------
(Loss) income before cumulative effect of change in
    accounting principles
Cumulative effect of change in accounting principles,                               (4,177)     15,732
     net of minority interests of $219 and $1,140 for the years ended December 31, 2001 and 2000, respectively
Net loss                                                                              (321)     (1,843)
                                                                                -----------------------
Net income allocated to preferred shareholders                                      (4,498)     13,889
Net income available to common shareholders                                        (12,150)    (12,147)
                                                                                -----------------------
Net (loss) income available per weighted-average common share                   $  (16,648)      1,742
                                                                                =======================
   of beneficial interest - basic and diluted                                   $    (1.07) $     0.11
                                                                                =======================

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Consolidated Reconciliation of Net (Loss) Income to FFO
(000's omitted, except per share data)

                                                                                      Year Ended
                                                                                     December 31
                                                                                    2001      2000
                                                                                ---------------------
Net (loss) income allocated to common shareholders                              $  (16,648) $  1,742
 Adjustments to reconcile to Funds from Operations:

    Real estate depreciation and amortization                                       37,289    33,931
    Amortization of costs for leases assumed                                           767       833
    Joint venture adjustments                                                        3,351     3,291
    Adjustment for provision for operating property impairment                       1,500         -
    Adjustment for sales of operating property                                         113    (3,395)
    Extraordinary loss on extinguishment of debt                                       137     2,176
    Minority interests                                                              (9,150)    3,564
    Cumulative effect of change in accounting principles                               321     1,843
                                                                                ---------------------
Funds from Operations, including straight-line rental revenue                       17,680    43,985

   Straight-line rental revenue                                                     (5,043)   (9,358)
   Straight-line rental revenue from joint venture                                    (535)     (751)
                                                                                ---------------------
Funds from Operations,
   excluding straight-line rental revenue                                       $   12,102  $ 33,876
                                                                                =====================

Funds from Operations per common share
   of beneficial interest, including straight-line rental revenue:

        Basic                                                                   $     0.67  $   1.67
                                                                                =====================
       Diluted/(1)/                                                             $     0.67  $   1.64
                                                                                =====================

Funds from Operations per common share
   of beneficial interest, excluding straight-line rental revenue:

        Basic                                                                   $     0.46  $   1.29
                                                                                =====================
        Diluted/(1)/                                                            $     0.46  $   1.28
                                                                                =====================

Weighted average shares of beneficial interest:

        Basic                                                                       26,413    26,286
                                                                                =====================
        Diluted                                                                     26,433    28,416
                                                                                =====================

/(1)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2001 and the fourth quarter of 2000.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Consolidated Balance Sheets
(000's omitted, except share data)

                                                                                            December 31     December 31,
                                                                                               2001             2000
                                                                                          -------------------------------
Assets
Real estate, at cost:
   Land                                                                                   $      193,380   $      192,156
   Building and improvements                                                                     920,723          916,009
   Tenant improvements                                                                            82,285           62,810
   Furniture, fixtures, and equipment                                                             10,128            9,231
                                                                                          --------------------------------
                                                                                               1,206,516        1,180,206
   Accumulated depreciation                                                                      (97,495)         (61,855)
                                                                                          --------------------------------
                                                                                               1,109,021        1,118,351
   Property under development                                                                    224,994          102,413
   Property held for sale                                                                          7,322           22,737
                                                                                          --------------------------------
                                                                                               1,341,337        1,243,501
Investments in unconsolidated entities                                                            19,954           31,907
Cash and cash equivalents                                                                          6,582           25,268
Receivables, tenant net allowance of $992 and $2,837 at December 31, 2001 and December 31, 2000, respectively:
      Tenant                                                                                       4,033            6,153
      Deferred rent                                                                               21,811           16,888
      Other                                                                                        3,402           13,267
Restricted cash escrows                                                                           75,962           61,159
Deferred costs, net                                                                               42,580           37,992
Other                                                                                              6,728            2,958
                                                                                          --------------------------------
Total assets                                                                              $    1,522,389   $    1,439,093
                                                                                          ================================

Liabilities and Shareholders' Equity
Mortgage notes payable                                                                    $      762,349   $      742,021
Bonds payable                                                                                     57,150           57,150
Construction financing                                                                           105,637                -
Accrued interest payable                                                                          10,323            4,353
Accrued real estate taxes                                                                         40,251           39,319
Accounts payable and accrued expenses                                                             38,479           36,906
Construction costs payable, including retention of $7,412 and $2,812 at December
      31, 2001 and December 31, 2000, respectively                                                29,254           19,168
Liabilities for leases assumed                                                                     9,925            2,228
Dividends payable                                                                                      -            8,254
Deferred hedge liability                                                                           6,455                -
Other                                                                                             11,654           14,725
                                                                                          --------------------------------
Total liabilities                                                                              1,071,477          924,124
Commitments and contingencies                                                                          -                -
Minority interests:
   Operating Partnership                                                                         126,806          151,206
   Other                                                                                           2,000            2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares designated,
   issued and outstanding at December 31, 2001 and December 31, 2000                              40,000           39,850
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized: Series B -
      Cumulative Redeemable Preferred Shares, 4,000,000 shares designated,
       issued and outstanding at December 31, 2001 and December 31, 2000, respectively                40               40
   Common Shares, $0.01 par value; 100,000,000 shares authorized; 15,703,158 shares issued and outstanding at December 31, 2001 and 15,599,518 shares
        at December 31, 2000                                                                         157              156
   Additional paid-in capital                                                                    329,390          328,687
   Accumulated other comprehensive loss                                                          (11,055)               -
   Distributions in excess of earnings                                                           (36,426)          (6,970)
                                                                                          --------------------------------
Total shareholders' equity                                                                       282,106          321,913
                                                                                          --------------------------------
Total liabilities and shareholders' equity                                                $    1,522,389   $    1,439,093
                                                                                          ================================


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Leasing Activity Analysis
December 31, 2001

                                10/1/01        12/31/01        10/1/01        12/31/01       12/31/01       12/31/01  Number of
4th QTR NEW LEASING        Net Rentable    Net Rentable      Leased SF     Occupied SF      Leased SF    Occupied SF  Move Outs
---------------------------------------------------------------------------------------------------------------------------------
Downtown Office               5,533,667       5,534,694      5,318,465       5,303,530      5,298,078      5,294,799          9
Suburban Office               3,216,852       3,217,438      3,032,597       3,015,095      2,966,764      2,830,503          6
                         --------------------------------------------------------------------------------------------------------
Total Office                  8,750,519       8,752,132      8,351,062       8,318,625      8,264,842      8,125,302         15

Industrial***                 3,914,712       3,914,712      3,547,979       3,492,779      3,256,664      3,198,314          2
                         --------------------------------------------------------------------------------------------------------
Total Portfolio              12,665,231      12,666,844     11,899,041      11,811,404     11,521,506     11,323,616         17
                         ========================================================================================================

                         --------------------------------------------------------------------------------------------------------
Total Development             1,616,379       1,616,379        961,852               0        961,852              0          0
                         ========================================================================================================

                           SF of Move    Number of       SF of New     10/1/01       10/1/01      12/31/01       12/31/01
4th QTR NEW LEASING              Outs   New Leases         Leasing    Leased %    Occupied %      Leased %     Occupied %
-------------------------------------------------------------------------------------------------------------------------
Downtown Office                25,016            4         16,925        96.1%         95.8%         95.7%          95.7%
Suburban Office               206,799           10        159,561        94.3%         93.7%         92.2%          88.0%
                         ------------------------------------------------------------------------------------------------
Total Office                  231,815           14        176,486        95.4%         95.1%         94.4%          92.8%

Industrial***                 297,615            2          6,300        90.6%         89.2%         83.2%          81.7%
                         ------------------------------------------------------------------------------------------------
Total Portfolio               529,430           16        182,786        94.0%         93.3%         91.0%          89.4%
                         ================================================================================================

                         ------------------------------------------------------------------------------------------------
Total Development                   0            0              0        59.5%          0.0%         59.5%           0.0%
                         ================================================================================================


                               01/01/01        12/31/01       01/01/01        01/01/01       12/31/01       12/31/01  Number of
2001 NEW LEASING           Net Rentable    Net Rentable      Leased SF     Occupied SF      Leased SF    Occupied SF  Move Outs
---------------------------------------------------------------------------------------------------------------------------------
Downtown Office               5,536,134       5,534,694      5,369,539       5,318,715      5,298,078      5,294,799         43
Suburban Office *             3,237,524       3,217,438      3,153,873       3,135,234      2,966,764      2,830,503         50
                         --------------------------------------------------------------------------------------------------------
Total Office                  8,773,658       8,752,132      8,523,412       8,453,949      8,264,842      8,125,302         93

Industrial**                  3,756,874       3,914,712      3,473,768       3,473,768      3,256,664      3,198,314          8
                         --------------------------------------------------------------------------------------------------------
Total Portfolio              12,530,532      12,666,844     11,997,180      11,927,717     11,521,506     11,323,616        101
                         ========================================================================================================

                         --------------------------------------------------------------------------------------------------------
Total Development             1,616,379       1,616,379        755,706               0        961,852              0          0
                         ========================================================================================================

                           SF of Move    Number of      SF of New     01/01/01      01/01/01      12/31/01       12/31/01
2001 NEW LEASING                 Outs   New Leases        Leasing     Leased %    Occupied %      Leased %     Occupied %
-------------------------------------------------------------------------------------------------------------------------
Downtown Office               214,932           34        115,314        97.0%         96.1%         95.7%          95.7%
Suburban Office *             407,117           35        231,182        97.4%         96.8%         92.2%          88.0%
                         ------------------------------------------------------------------------------------------------
Total Office                  622,049           69        346,496        97.1%         96.4%         94.4%          92.8%

Industrial**                  562,751            6        160,085        92.5%         92.5%         83.2%          81.7%
                         ------------------------------------------------------------------------------------------------
Total Portfolio             1,184,800           75        506,581        95.7%         95.2%         91.0%          89.4%
                         ================================================================================================

                         ------------------------------------------------------------------------------------------------
Total Development                   0            1        206,146        46.8%          0.0%         59.5%           0.0%
                         ================================================================================================

                              Number of       SF up for   SF of Leases         Renewal                   Renewal Net   % Increase
4th QTR RENEWAL LEASING        Renewals        Renewal+        Renewed      Percentage   Old Net Rent      Rent Avg.      in Rent
----------------------------------------------------------------------------------------------------------------------------------
Downtown Office                      6           34,133          9,117           26.7%         $10.40         $12.92       24.22%
Suburban Office                     10          315,408        108,609           34.4%         $15.43         $17.91       16.10%
                         ---------------------------------------------------------------------------------------------------------
Total Office                        16          349,541        117,726           33.7%         $15.04         $17.52       16.53%

Industrial                           2          104,000        104,000          100.0%         $ 3.53         $ 3.01      -14.66%
                         --------------------------------------------------------------------------------------------------------
Total Portfolio                     18          453,541        221,726           48.9%         $ 9.64         $10.72       11.18%
                         ========================================================================================================

                              Number of       SF up for   SF of Leases         Renewal                   Renewal Net   % Increase
2001 RENEWAL LEASING           Renewals        Renewal+        Renewed      Percentage   Old Net Rent      Rent Avg.      in Rent
----------------------------------------------------------------------------------------------------------------------------------
Downtown Office                      35         299,195        132,096           44.2%         $11.71         $15.75       34.46%
Suburban Office                      28         563,579        189,433           33.6%         $14.75         $16.74       13.55%
                         ---------------------------------------------------------------------------------------------------------
Total Office                         63         862,774        321,529           37.3%         $13.50         $16.34       21.00%

Industrial                            8         535,722        424,861           79.3%         $ 4.27         $ 4.45        4.11%
                         ---------------------------------------------------------------------------------------------------------
Total Portfolio                      71       1,398,496        746,390           53.4%         $ 8.25         $ 9.57       16.02%
                         =========================================================================================================

* 01/01/01 balances have been adjusted to reflect sale of 4100 Madison Ave. and 2675 Mayfair Ave.
** 01/01/01 balances have been adjusted to reflect sale of 6700 Touhy Ave. and 43-47 Hintz Road
*** 10/1/01 balances have been adjusted to reflect the acquisition of 200 S. Mitchell

+SF up for Renewal column exludes bankrupt tenants

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
10                                   (NYSE:PGE)

Same-Store Leasing Analysis 12/31/2001 vs. 12.31/2000

                            Building Size     SF Leased      % Leased      Building Size    SF Leased      %Leased
Industrial Property         (SF) 12/31/00      12/31/00      12/31/00      (SF) 12/31/01     12/31/01     12/31/01
                            ---------------------------------------------------------------------------------------
Enterprise Center II           169,435          28,978         17.1%          169,435           28,978       17.1%
Enterprise Center III          291,550         291,550        100.0%          291,550                -        0.0%
Enterprise Center IV            87,483          85,799         98.1%           87,484           85,800       98.1%
Enterprise Center EC            54,070          40,000         74.0%           54,070           54,070      100.0%
Enterprise Center V            196,475         196,475        100.0%          196,475          196,475      100.0%
Enterprise Center VI           250,266         248,255         99.2%          250,266          248,255       99.2%
Hammond Enterprise Center       76,821          69,825         90.9%           76,821           71,203       92.7%
Enterprise Center VII          462,131         462,131        100.0%          462,670          462,670      100.0%
Enterprise Center VIII         242,199         242,199        100.0%          242,199           81,859       33.8%
Enterprise Center IX           156,996         156,996        100.0%          162,682          162,682      100.0%
Enterprise Center X            172,945         169,829         98.2%          172,775          169,659       98.2%
Arlington I-III                304,506         304,506        100.0%          304,506          304,506      100.0%
342 Carol                       67,935          67,935        100.0%           67,935           67,935      100.0%
343 Carol                       30,084          30,084        100.0%           30,084           30,084      100.0%
370 Carol                       60,290          60,290        100.0%           60,290           60,290      100.0%
388 Carol                       40,920          40,920        100.0%           40,502           40,502      100.0%
200 Fullerton                   66,254          66,254        100.0%           66,254           66,254      100.0%
350 Randy                       25,200          18,900         75.0%           25,200           25,200      100.0%
550 Kehoe                       44,575          44,575        100.0%           44,575           44,575      100.0%
4160 Madison                    79,532          79,532        100.0%           79,532           79,532      100.0%
4211 Madison                    90,344          90,344        100.0%           90,344           90,344      100.0%
4300 Madison                   127,129         115,257         90.7%          127,129          115,257       90.7%
1051 Kirk Road                 120,004         120,004        100.0%          120,004          120,004      100.0%
1401 S. Jefferson               17,265          17,265        100.0%           17,265           17,265      100.0%
11039 Gage                      21,935          21,935        100.0%           21,935           21,935      100.0%
11045 Gage                     136,600         136,600        100.0%          136,600          136,600      100.0%
555 Kirk                        62,400          62,400        100.0%           62,400           62,400      100.0%
1541 Abbott                     43,930          43,930        100.0%           43,930           43,930      100.0%
Prime Aurora                   257,600         161,100         62.5%          257,600          216,200       83.9%
                            ----------      ----------      --------      -----------       ----------      ------
Industrial Property Totals   3,756,874       3,473,868         92.5%        3,762,512        3,104,464       82.5%
                            ----------      ----------      --------      -----------       ----------      ------
Downtown Office
33 W. Monroe                   848,638         845,174         99.6%          846,759          775,760       91.6%
77 W. Wacker                   944,556         942,434         99.8%          944,556          944,556      100.0%
208 S. LaSalle                 866,107         825,754         95.3%          861,473          819,827       95.2%
180 N. LaSalle                 758,107         699,850         92.3%          758,260          689,689       91.0%
IBM Plaza                    1,351,761       1,293,805         95.7%        1,356,465        1,301,245       95.9%
National City Center           766,965         762,522         99.4%          767,181          767,001      100.0%
                            ----------      ----------      --------      -----------       ----------      ------
Downtown Office Total        5,536,134       5,369,539         97.0%        5,534,694        5,298,078       95.7%
                            ----------      ----------      --------      -----------       ----------      ------
Suburban Office
2000 York/(1)/                 199,711         195,259         97.8%          200,865          188,217       93.7%
2100 Swift                      58,000          58,000        100.0%           58,000           58,000      100.0%
6400 Shafer                    166,122         163,526         98.4%          166,749          152,381       91.4%
7100 Madison                    50,157          50,157        100.0%           50,157           50,157      100.0%
Atrium Building                 65,347          64,495         98.7%           65,362           57,073       87.3%
Brush Hill                     113,740         108,728         95.6%          109,857          106,077       96.6%
Center Square I                 93,711          78,970         84.3%           93,711           69,448       74.1%
Citibank Office                105,602         105,602        100.0%          106,003          100,319       94.6%
Commerce Point                 237,066         228,553         96.4%          236,771          217,403       91.8%
Continental Towers             925,822         906,982         98.0%          923,997          817,066       88.4%
Enterprise Drive               129,574         126,262         97.4%          129,655          116,526       89.9%
Enterprise II                   62,580          62,580        100.0%           62,580           54,270       86.7%
Jorie Boulevard                191,666         191,666        100.0%          191,666          191,666      100.0%
Narco River                     65,404          58,205         89.0%           65,395           51,776       79.2%
Narco Tower                     50,400          50,400        100.0%           50,400           50,400      100.0%
Olympian Office Center/(2)/    173,132         171,699         99.2%          169,897          166,154       97.8%
Pine Meadows (A - C)           100,616          94,081         93.5%          100,616          100,616      100.0%
Pine Meadows D                 102,995         102,995        100.0%          102,995          102,995      100.0%
Salt Creek                     100,838          94,775         94.0%          100,669           86,427       85.9%
Sun Annex                       25,199          24,096         95.6%           25,294           22,994       90.9%
Two Century Center/(3)/        219,842         219,842        100.0%          219,842          219,842      100.0%
                            ----------      ----------      --------      -----------       ----------      ------
Suburban Office Total        3,237,524       3,156,873         97.5%        3,230,481        2,979,807       92.2%
                            ----------      ----------      --------        ---------        ---------      ------
Office Properties Totals     8,773,658       8,526,412         97.2%        8,765,175        8,277,885       94.4%
                            ----------      ----------      --------      -----------       ----------      ------
     TOTALS                 12,530,532      12,000,280         95.8%       12,527,687       11,382,349       90.9%
                            ==========      ==========      ========      ===========       ==========      ======

/(1)/ Added back the Fitness space to the building size and leased space as of 12/31/01 for comparison purposes.

/(2)/ Added back the Fitness and Storage spaces to the bulding size and leased space as of 12/31/01 for compairson purposes.

/(3)/ Added back the Fitness, Penthouse, and Engineering spaces to the building size and leased space as of 12/31/01 for comparison purposes.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)                           4Q 2001

Development Projects
December 31, 2001

                                                  Estimated        Net Rentable
Development Projects:          Location           Project Cost     Square Feet      Status
------------------------------------------------------------------------------------------------------------------------------------

CBD Office:
Dearborn Center                Chicago, IL        $  355,000,000    1,515,298       Leased 617,967 SF to Bank One Corporation
                                                                                    Leased 104,049 SF to Holland & Knight
                                                                                    Leased 206,146 SF to Citadel Investment Group

Joint Venture Developments:
Pine Meadows Building E        Libertyville, IL   $   13,300,000       90,844       Base building complete

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

Indebtedness Activity
Twelve months ended December 31, 2001
Beginning Debt Balance (1/1/01)


Beginning Indebtedness
  Balance (1/1/01)                     $  799,213,473

Indebtedness Retirement:

                                           Amount
Property/Indebtedness Type                 Retired      Institution
-------------------------------------  ---------------  --------------------------------
Dearborn Center/Land Loan              $  (11,000,000)  LaSalle Bank, N.A.
6700 Touhy Avenue/Senior Mortgage          (2,888,853)  LaSalle Bank, N.A.
Enterprise Drive II/Senior Mortgage        (5,450,000)  Deutsche Banc Alex.Brown
Pine Meadows Single Story/
  Construction Loan                       (8,031,745)   Corus Bank
Pine Meadows Three Story/
  Construction Loan                       (11,231,662)  LaSalle Bank, N.A.
Principal Amortization                     (1,697,571)
                                       ---------------
     Total                             $  (40,299,831)
                                       ===============

New Indebtedness:

                                           Current                                                               Interest     Loan
Property/Indebtedness Type                 Amount       Institution                       Classification           Rate     Maturity
-------------------------------------  --------------   --------------------------------  ---------------------  --------   --------
NEC Monroe St./Wacker Dr./
  Joint Venture Loan                   $   16,500,000   HT-HQ Office, L.L.C.              Fixed Rate               12.0%     1/18/02
1455 Sequoia Drive/
  Mezzanine Loan                           12,000,000   Friedman, Billings, & Ramsey      Fixed Rate               16.0%     6/29/01
Dearborn Center /
  Mezzanine Loan                           23,761,267   Deutsche Banc Alex.Brown          Fixed Rate               12.0%      1/5/04
Enterprise Drive II/
  Senior Mortgage                           6,000,000   Deutsche Banc Alex.Brown          Fixed Rate              7.625%      3/1/11
Pine Meadows Single Story/
  Senior Mortgage                          10,500,000   Corus Bank                        Variable Rate            8.12%      4/1/02
Pine Meadows Three Story/
  Senior Mortgage                          11,500,000   LaSalle Bank, N.A.                Fixed Rate               7.63%     4/11/11
180 North LaSalle Street
  Additional Loan Proceeds                  8,000,000   Greenwich Capital                 Variable Rate            8.41%     1/15/04
                                       --------------
     Total                             $   88,261,267
                                       ==============

Ending Indebtedness
  Balance (3/31/01)                    $  847,174,909

Beginning Indebtedness
  Balance (4/1/01)                     $  847,174,909

Indebtedness Retirement:

                                           Amount
Property/Indebtedness Type                 Retired      Institution
-------------------------------------  ---------------  --------------------------------
National City Center                   $  (57,940,972)  New York Life Insurance Company
43-47 Hintz Road                           (5,620,000)  Corus Bank
Principal Amortization                     (1,555,047)
                                       ---------------
     Total                             $  (65,116,019)
                                       ===============

New Indebtedness:

                                           Current                                                               Interest     Loan
Property/Indebtedness Type                 Amount       Institution                       Classification           Rate     Maturity
-------------------------------------  --------------   --------------------------------  ---------------------  --------   --------
National City Center                   $   67,000,000   Corus Bank                        Variable Rate            7.14%     4/30/06
Dearborn Center/Additional
  Mezzanine Loan Proceeds                  28,656,619   Deutsche Bank Alex.Brown          Fixed Rate              12.00%      1/5/04
                                       --------------
     Total                             $   95,656,619
                                       ==============

Ending Indebtedness
  Balance (6/30/01)                    $  877,715,509

Beginning Indebtedness
  Balance (7/1/01)                     $  877,715,509

Indebtedness Retirement:
                                           Amount
Property/Indebtedness Type                 Retired
-------------------------------------  --------------
Principal Amortization                     (1,389,249)
                                       --------------
     Total                             $   (1,389,249)
                                       ==============

New Indebtedness:
                                           Current                                                               Interest     Loan
Property/Indebtedness Type                 Amount       Institution                       Classification           Rate     Maturity
-------------------------------------  --------------   --------------------------------  ---------------------  --------   --------
200 South Mitchell Court                    4,223,223   Corus Bank                        Variable Rate            7.00%      9/1/03
1455 Sequoia Drive
  Construction Loan                           393,846   LaSalle Bank                      Variable Rate            5.83%     5/31/02
Dearborn Center/Construction Loan          22,423,747   Bayerische Hypo- und Vereinsbank  Hedged Variable Rate     6.40%      1/5/04
Dearborn Center/Additional
  Mezzanine Loan Proceeds                   3,962,642   Deutsche Bank Alex.Brown          Fixed Rate              12.00%      1/5/04
                                       --------------
     Total                             $   31,003,458
                                       ==============


Ending Indebtedness
  Balance (9/30/01)                    $  907,329,718

Beginning Indebtedness
  Balance (10/1/01)                    $  907,329,718

                                           Amount
Property/Indebtedness Type                 Retired      Institution
-------------------------------------  --------------   --------------------------------
FBR- Aurora Land/Dekalb Land           $   (4,000,000)  Friedman, Billings, & Ramsey
IBM Plaza Senior Mortgage
  Principal Reduction                      (3,200,000)  Westdeutsche ImmobilienBank
Principal Amortization                     (1,826,563)
                                       --------------
                                       $   (9,026,563)

New Indebtedness:
                                           Current                                                               Interest    Loan
Property/Indebtedness Type                 Amount       Institution                       Classification           Rate     Maturity
-------------------------------------  --------------   --------------------------------  ---------------------  --------   --------
Dearborn Center/Additional
  Mezzanine Loan Proceeds              $      859,288   Deutsche Bank Alex.Brown          Fixed Rate               12.00%     1/5/04
Dearborn Center/Additional
  Construction Proceeds                    25,973,460   Bayerische Hypo- und Vereinsbank  Hedged Variable Rate      6.40%     1/5/04
                                       --------------
                                       $   26,832,748

Ending Indebtedness
  Balance (12/31/01)                   $  925,135,903


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)
13                                                                       4Q 2001

Capital Events
Twelve Months Ended December 31, 2001



                                               Net
                                             Rentable           Acquisition                                                 Date
                                              Square            Cost/Sales      Mortgage     Annualized  Capitalization   Acquired/
Property                      Location         Feet               Price           Debt         NOI           Rate           Sold
-----------------------------------------------------------------------------------------------------------------------------------
Acquisitions


Industrial:
 200 South Mitchell Court     Addison, IL     152,200         $  6,050,000      $ 4,235,000  $   603,000        10.0%    8/14/2001

Land:
 Aurora                       Aurora, IL        13.59 acres   $  1,119,788                -            -           -     3/21/2001
                              Aurora, IL        17.77 acres   $  1,472,378                -            -           -     3/23/2001

Dispositions

Office:
 2675 Mayfair                 Wauwatosa, WI   101,767         $  8,839,800      $         -  $ 1,087,997        12.3%    4/20/2001



Industrial:
 6700 Touhy Avenue            Niles, IL       120,000         $  5,750,000      $ 2,901,310  $   502,000         8.7%    3/30/2001
 43-47 Hintz Road             Wheeling, IL    310,156         $ 11,700,000      $ 5,620,000            *           *     5/11/2001


Land:
 Jorie Plaza**                Oak Brook, IL    79,000         $  1,550,000                -            -           -     1/26/2001




 *43-47 Hintz Road had been vacant for six months at the time of sale. **Sale of leasehold interest



                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                           4Q 2001

Market Capitalization
December 31, 2001

Common Equity
-------------
Common Shares Outstanding                         15,703,158
Operating Partnership Units/(1)/                  10,713,154
                                              --------------
Total Shares & Units                              26,416,312
PGE Share Price/(2)/                          $         9.23
                                              --------------
Common Equity Market Cap                      $  243,822,560
                                              ==============

                                                                  Cumulative
Preferred Stock                                                    Dividend
---------------                                                    --------
Series A Convertible Preferred/(3)/                40,000,000       7.50%
Series B Cumulative Redeemable Preferred/(4)/     100,000,000       9.00%
                                              ---------------
Total Preferred                                   140,000,000
                                              ---------------

Total Equity Market Capitalization            $   383,822,560
                                              ===============

                                                 Principal     Weighted Average               Weighted Average Maturity
Indebtedness                                    Outstanding    Interest Rate/(5)/  With Extension Options  Without Extension Options
------------                                    -----------    ------------------  ----------------------  -------------------------
Secured                                       $   925,135,903       8.02%                4.60%/(6)/            4.01%/(6)/
                                              ---------------
Total                                         $   925,135,903
                                              ===============

Weighted average interest rate includes the effect of the hege agreements

Variable/Fixed Rate Allocation
------------------------------
Fixed Rate                                    $   348,480,021       8.25%                7.45%                 7.36%
Variable Rate                                     471,018,859       6.34%                2.86%                 1.98%
Construction Financing                            105,637,023
                                              ---------------
Total                                         $   925,135,903
                                              ===============

Variable Rate Allocation
------------------------
Hedged Variable Rate                          $   312,700,000       7.72%                3.27%                 1.86%
Non-Hedged Variable Rate                          101,168,859       6.82%                3.17%                 3.47%
Low-Floater Industrial Development
Revenue Bonds (IDRBs)                              57,150,000       5.17%                0.06%                 0.06%
                                              ---------------
Total Variable Rate                           $   471,018,859
                                              ===============


Variable/Fixed Rate Allocation              Indebtedness Allocation
Fixed Rate      42.5%                       Low Floater IDRBs           12.1%
Variable Rate   57.5%                       Non-Hedged Variable Rate    21.5%
                                            Hedged Variable Rate        66.4%

(1) Convertible one for one into common stock
(2) Price as of 12/31/01
(3) Redeemable, at Security Capital's option, at $20.00 per share with 10 day notice to the Company
(4) Redeemable, at the Company's option, beginning June 5, 2003
(5) Based on interest rates as of 12/31/01
(6) Excluding construction financing


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                           4Q 2001

Indebtedness Schedule
December 31, 2001


                                                                                       Original
                                                                                         Loan     Interest     Loan       Maturity
Lender                                   Portfolio or Property                          Amount      Rate     Term (yrs)     Date
------                                   ---------------------                          ------      ----     ----------     ----
Fixed Rate Indebtedness:
New York Life                            National City Center (1900 East 9th St)      61,577,115    6.75%        2.0       4/10/2001
CIGNA                                    Continental Towers (1701 Golf Road)          75,000,000    7.22%        7.0       5/15/2005
Capital Company of America               Commerce Point (3800 North Wilke Rd)         20,000,000    7.07%       10.0       3/11/2008
CIBC Oppenheimer                         Nardi Industrial                             16,511,000    7.17%       10.0        5/1/2008
Midland Loan Services                    Nardi Industrial                             15,556,000    7.17%       10.0        5/1/2008
Midland Realty Funding                   Nardi Industrial                             14,933,000    7.17%       10.0        5/1/2008
Capital Company of America               Citibank Building (1699 E. Woodfield Rd)      8,775,000    7.18%       10.0       5/11/2008
Deutsche Banc Alex. Brown/(1)/           IBM Plaza (330 North Wabash Ave)             30,000,000   11.75%        2.0       2/23/2002
Greenwich Capital                        7100 Madison                                  3,908,000    8.44%       10.0        5/1/2010
Capital Company of America               2100 Swift Drive                              5,200,000    7.19%       10.0       5/11/2008
Capital Company of America               6400 Shafer Court                            14,350,000    7.09%       10.0       6/11/2008
LaSalle Bank, N.A.                       Jorie Plaza ( 800 Jorie Boulevard)           22,800,000    8.33%       10.0       12/1/2010
Capital Company of America               Two Century Center (1700 East Golf Rd)       20,500,000    7.37%       10.0      11/11/2008
Capital Company of America               Oakbrook Business Center                     12,000,000    7.37%       10.0      11/11/2008
                                              (2000 York Road)
CIBC Oppenheimer                         Narco River Business Center                   2,800,000    8.68%       10.0       12/1/2009
                                              (1600 167th Street)
Deutsche Banc Mortgage Capital           Brush Hill Office Courte                      8,200,000    8.76%       10.0        1/1/2010
                                              (740 Pasquilleni Drive)
Capital Company of America               208 South LaSalle Street                     45,800,000    7.79%       15.0       4/11/2013
Deutsche Banc Alex. Brown                Enterprise Office II (2305 Enterprise Dr.)    6,000,000    7.63%       10.0        3/1/2011
LaSalle Bank, N.A.                       Pine Meadows Three Story                     11,500,000    7.63%       10.0        4/1/2011
LaSalle Bank, N.A.                       555 Kirk Road and 1543 Abbott Drive           2,500,000    7.35%        1.0       4/30/2005
HT-HG Office LLC                         Monroe/Wacker JV Interest                    16,500,000   12.00%        1.0       1/18/2002
Friedman, Billings, & Ramsey             Aurora Land/DeKalb Land                      12,000,000   16.00%        0.3       3/31/2002

Total Fixed Rate Indebtedness

Hedged Variable Rate Indebtedness:
DGZ Deka Bank                            33 West Monroe Street                        67,000,000    5.23%        5.0      11/15/2005
Greenwich Capital                        180 North LaSalle Street                     60,000,000    7.38%        3.0       1/15/2004
Fleet National Bank                      33 West Monroe Street                        12,500,000    8.06%        3.0      11/15/2003
Fleet National Bank                      National City Center, Jorie Plaza,           20,000,000   10.63%        3.0       6/30/2003
                                              and 208 South LaSalle Street
Westdeutsche ImmobilienBank              IBM Plaza (330 North Wabash Ave)            160,000,000    8.00%        3.0      12/13/2002

Total Hedged Variable Rate Indebtedness

Variable Rate Indebtedness:
LaSalle Bank, N.A.                       Dearborn Center Land (Dearborn & Adams)      13,500,000    8.66%        2.0        1/3/2001
Corus Bank                               Monroe/Wacker Land                           24,000,000   10.00%        0.8        5/1/2001
Corus Bank                               National City Center                         67,000,000    6.65%        5.0       4/30/2006
Corus Bank                               Pine Meadows Single-Story                    10,500,000    6.84%        1.1        4/1/2002
                                         Pine Meadows Three-Story                     11,500,000    9.07%        1.0       4/21/2001
Corus Bank                               Pine Meadows Single-Story                     8,700,000    0.00%        1.5        2/1/2001
Deutsche Banc Alex. Brown                Enterprise Office II (2305 Enterprise Dr.)    5,450,000    9.41%        1.0        3/1/2001
Fleet National Bank                      National City Center, Jorie Plaza, and       20,000,000   11.84%        3.0       6/30/2003
                                              208 South LaSalle Street
Corus Bank                               200 South Mitchell Court                      4,235,000    7.00%        2.0        9/1/2003
Corus Bank                               43-47 Hintz Road                              6,000,000    8.68%        3.0       9/30/2002
LaSalle Bank, N.A.                       6700 Touhy                                    2,968,000    9.07%        1.0       3/28/2001
LaSalle Bank, N.A.                       1455 Sequoia Drive                            6,000,000    5.83%        2.0       6/30/2005
LaSalle Bank, N.A.                       Enterprise Office I                           7,645,152    5.89%        1.0       5/31/2005
LaSalle Bank, N.A.                       Salt Creek and Sun Annex                      7,410,000    5.90%        1.0       6/30/2001
TN Industrial Development Revenue Bonds  Tennessee Portfolio                           9,000,000    5.20%        3.0        5/9/2002
Chicago Industrial Development           Enterprise VII - Enterprise X                23,250,000    5.17%        4.0      12/31/2001
     Revenue Bonds
IN Industrial Development Revenue Bonds  Enterprise I - Enterprise VI                 24,900,000    5.17%        4.0      12/31/2001
Total Variable Rate Indebtedness

Construction Indebtedness
Deutsche Banc Alex.Brown                 Dearborn Center Mezzanine Loan               65,000,000   12.00%        3.0        1/5/2004
HypoVereinsbank                          Dearborn Center Construction Loan           222,000,000    6.40%        3.0        1/5/2004
Total Construction Indebtedness

Total Indebtedness

                                         Maturity Date
                                             with         Annualized
                                          Extension         Debt
Lender                                     Options         Service       12/31/01       12/31/000
------                                     -------         -------       --------       ---------
Fixed Rate Indebtedness:
New York Life                                                  *N/A              -    $ 58,833,060
CIGNA                                                   $ 6,487,877   $ 70,627,312      72,070,118
Capital Company of America                                1,677,986     18,962,669      19,269,405
CIBC Oppenheimer                                          5,160,473     15,945,506      16,120,308
Midland Loan Services                                     1,263,400     15,023,214      15,187,905
Midland Realty Funding                                    1,213,780     14,421,551      14,579,647
Capital Company of America                                  741,695      8,359,423       8,487,501
Deutsche Banc Alex. Brown/(1)/              2/23/2003     3,525,000     29,400,000      30,000,000
Greenwich Capital                                           369,266      3,868,253       3,894,616
Capital Company of America                                  437,592      4,957,799       5,032,324
Capital Company of America                                1,205,607     13,664,380      13,879,318
LaSalle Bank, N.A.                                        2,061,790     22,648,880      22,800,000
Capital Company of America                                1,774,166     19,668,426      19,960,033
Capital Company of America                                1,038,537     11,513,225      11,683,922

CIBC Oppenheimer                                            274,644      2,739,270       2,771,310

Deutsche Banc Mortgage Capital                              774,816      8,104,048       8,156,570

Capital Company of America                                3,986,250     44,246,564      44,720,077
Deutsche Banc Alex. Brown                                   509,611      5,966,428               -
LaSalle Bank, N.A.                                          976,755     11,441,853               -
LaSalle Bank, N.A.                                          246,565      2,421,221       2,445,167
HT-HG Office LLC                                          2,091,146     16,500,000               -
Friedman, Billings, & Ramsey                              1,920,000      8,000,000               -
                                                                    -------------------------------
Total Fixed Rate Indebtedness                                          348,480,022     369,891,281

Hedged Variable Rate Indebtedness:
DGZ Deka Bank                              11/15/2007     4,143,764     67,000,000      67,000,000
Greenwich Capital                                         5,543,125     60,000,000      52,000,000
Fleet National Bank                                       1,145,833     12,500,000      12,500,000
Fleet National Bank                                       2,129,167     20,000,000               -


Westdeutsche ImmobilienBank                12/13/2004    12,685,778    153,200,000     156,400,000
                                                                    -------------------------------
Total Hedged Variable Rate Indebtedness                                312,700,000     287,900,000

Variable Rate Indebtedness:
LaSalle Bank, N.A.                                             *N/A              -      11,000,000
Corus Bank                                                     *N/A              -               -
Corus Bank                                                5,708,000     66,395,508
Corus Bank                                                  825,052     10,500,000               -
                                                                                 -      11,231,662
Corus Bank                                                     *N/A                      8,031,745
Deutsche Banc Alex. Brown                                      *N/A                      5,450,000
Fleet National Bank                                            *N/A              -      20,000,000

Corus Bank                                                        -      4,209,829               -
Corus Bank                                                     *N/A              -       5,720,000
LaSalle Bank, N.A.                                             *N/A              -       2,888,853
LaSalle Bank, N.A.                                          471,458      5,261,401       4,970,109
LaSalle Bank, N.A.                                          200,100      7,501,158       7,600,750
LaSalle Bank, N.A.                                          641,664      7,300,962       7,379,072
TN Industrial Development Revenue Bonds                     378,696      9,000,000       9,000,000
Chicago Industrial Development                            1,500,411     23,250,000      23,250,000
     Revenue Bonds
IN Industrial Development Revenue Bonds                   1,629,445     24,900,000      24,900,000
                                                                    -------------------------------
Total Variable Rate Indebtedness                                       158,318,858     141,422,191
                                                                    -------------------------------

Construction Indebtedness
Deutsche Banc Alex.Brown                    1/5/2005      2,193,000     57,239,816               -
HypoVereinsbank                             1/5/2005           *N/A     48,397,207               -
                                                                    --------------
Total Construction Indebtedness                                        105,637,023               -
                                                                    --------------

Total Indebtedness                                                  $  925,135,903    $799,213,472
                                                                    ===============================

*   N/A - Not applicable as debt is no longer outstanding
(1) One one-year extension option

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)                          4Q 2001

Indebtedness Allocation as of December 31, 2001



Low Floaters IDRBs     6.2%                         Fixed Rate            43.9%
Variable Rate         16.2%                         Hedged Variable Rate  33.8%


                                    [GRAPH]

Fixed Rate             $405,719,837
Hedged Variable Rate   $312,700,000
Variable Rate          $149,566,066
Low Floaters IDRBs     $ 57,150,000


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                (NYSE:PGE)                             4Q 2001

Interest Rate Hedge Agreements
December 31, 2001



                            Type of                  Notional       Floating    Financial                                 Maturity
Counterparty                 Hedge     Strike         Amount         Index     Institution                                  Date
----------------------------------------------------------------------------------------------------------------------------------
33 W. Monroe, LLC           Floor      3.73%       $  65,000,000  1 Mo. LIBOR  CIBC                                       01/31/02

33 W. Monroe, LLC             Cap      6.50%       $  67,000,000  1 Mo. LIBOR  Fleet National Bank                        01/31/03

33 W. Monroe, LLC             Cap   8.35 - 9.0%    $  12,500,000  1 Mo. LIBOR  Fleet National Bank                        11/15/03

330 N. Wabash Avenue         Swap      6.30%       $ 153,200,000  1 Mo. LIBOR  Morgan Guaranty Trust Company of New York  12/10/02

330 N. Wabash Avenue         Swap      6.30%       $   2,000,000  1 Mo. LIBOR  Morgan Guaranty Trust Company of New York  12/10/02

180 N. LaSalle, LLC           Cap      7.25%       $  60,000,000  1 Mo. LIBOR  SBCM Derivative Products Ltd.              01/15/04

Prime Group Realty, LP        Cap      7.50%       $  20,000,000  1 Mo. LIBOR  Fleet National Bank                        06/30/03

                                                   $  81,000,000

Dearborn Center, LLC          Cap   4.25% - 7.40%  $ 230,000,000  1 Mo. LIBOR  HVB Risk Management Products, Inc.         01/05/04

77 West Wacker Drive, LLC  Collar      7.75%       $ 157,500,000  1 Mo. LIBOR  Morgan Guaranty Trust Company of New York   9/30/04

77 West Wacker Drive, LLC  Collar      7.75%       $ 170,000,000  1 Mo. LIBOR  Allied Irish Bank PLC, New York             9/30/02


                  Supplemental Financial Operating Statistics
                            Prime Group Really Trust
                                   (NYSE:PGE)                           4Q 2001

Indebtness Maturities and Scheduled Amoritization Payments
December 31, 2001

                                                                     Cumulative
            Scheduled                        Total      Percentage   Percentage
          Amoritization      Scheduled     Scheduled     of debt      of Debt
   Year      Payments        Maturities    Maturities   Maturing      Maturing
   ----    ------------   -------------  ------------   --------     ---------
   2002    $ 10,837,699   $ 274,750,000  $ 285,587,699     30.9%       30.9%
   2003       5,994,552      36,567,717     42,562,269      4.6%       35.5%
   2004       6,324,506     165,637,023    171,961,529     18.6%       54.1%
   2005       6,634,049      83,182,436     89,816,485      9.7%       63.8%
   2006       5,944,038      61,455,552     67,399,590      7.3%       71.1%
   2007+     12,775,774     255,032,557    267,808,331     28.9%      100.0%
   ----    ------------   -------------  -------------    -----
  TOTAL    $ 48,510,618   $ 876,625,285  $ 925,135,903    100.0%
           ============   =============  =============    =====

                       Percentage of Indebtedness Maturing
                                    [GRAPH]
2002    30.9%
2003     4.6%
2004    18.6%
2005     9.7%
2006     7.3%
2007+   28.9%

                 Cumulative Percentage of Indebtedness Maturing
                                    [GRAPH]
2002    30.9%
2003    35.5%
2004    54.1%
2005    63.8%
2006    71.1%
2007+  100.0%


                  Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE:PGE)                           4Q 2001

Indebtedness Maturities with Extension Options and Amortization Payments December 31, 2001

                                                                     Cumulative
            Scheduled                         Total     Percentage   Percentage
           Amortization     Scheduled       Scheduled    of Debt      of Debt
   Year      Payments       Maturities      Maturities   Maturing     Maturing
   ----      --------       ----------      ----------   --------     --------
   2002      16,337,699   $  92,150,000   $ 108,487,699    11.7%       11.7%
   2003       9,194,552      63,667,717      72,862,269     7.9%       19.6%
   2004       6,324,506     206,800,000     213,124,506    23.0%       42.6%
   2005       6,634,049     121,819,459     128,453,508    13.9%       56.5%
   2006       5,944,038      61,455,552      67,399,590     7.3%       63.8%
   2007+     12,775,774     322,032,557     334,808,331    36.2%      100.0%
   -----   ------------   -------------   -------------   ------
   TOTAL   $ 57,210,618   $ 867,925,285   $ 925,135,903   100.0%
           ============   =============   =============   ======

           Percentage of Indebtedness Maturing with Extension Options

                                    [GRAPH]

                                   2002   11.7%
                                   2003    7.9%
                                   2004   23.0%
                                   2005   13.9%
                                   2006    7.3%
                                   2007+  36.2%

     Cumulative Percentage of Indebtedness Maturing with Extension Options

                                    [GRAPH]

                                   2002   11.7%
                                   2003   19.6%
                                   2004   42.6%
                                   2005   56.5%
                                   2006   63.8%
                                   2007+ 100.0%

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                           4Q 2001

Total Office and Industrial Properties and Square Feet Owned
  and Joint Venture Development Interests
December 31, 2001

-----------------------
TOTAL PROPERTIES OWNED:
-----------------------

Office Properties

Total CBD Office Owned                                                                                         6
Total Suburban Office Owned                                                                                    20
                                                                                                         -------------

Total Office Owned                                                                                             26

Industrial Properties
Total Warehouse/Distribution Industrial Owned                                                                  19
Total Crane Industrial Owned                                                                                   11
                                                                                                         -------------

Total Industrial Owned                                                                                         30
                                                                                                         -------------

Total Office and Industrial Owned                                                                              56
                                                                                                         =============

------------------------
TOTAL SQUARE FEET OWNED:
------------------------

                                                          Chicago
                                                        Metropolitan      %          Other         %       Total SF
                                                       ---------------    -      --------------    -     -------------
Office Properties
Total CBD Office Owned                                       4,767,513   86.1%          767,181  13.9%       5,534,694

Total Suburban Office Owned                                  3,123,727   94.0%          479,759   6.0%       3,603,486
                                                       ---------------           --------------          -------------

Total Office Owned                                           7,891,240                1,246,940              9,138,180

Industrial Properties
Total Warehouse/Distribution Industrial Owned                1,748,285    100%                -              1,748,285

Total Crane Industrial Owned                                 2,166,427    100%                -              2,166,427
                                                       ---------------           --------------          -------------

Total Industrial Owned                                       3,914,712                        -              3,914,712
                                                       ---------------           --------------          -------------

Total Office and Industrial Owned                           11,805,952                1,246,940             13,052,892
                                                       ===============           ==============          =============


---------------------------------------
JOINT VENTURE DEVELOPMENT INTERESTS:
---------------------------------------

                                                         Pro Forma
                                                        Square Feet
                                                       ---------------
Pine Meadows       Suburban Office                              91,054
Dearborn Center    CBD Office                                1,515,298
                                                       ---------------
Total Joint Venture Development Interests                    1,606,352
                                                       ===============

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE: PGE)                           4Q 2001

Property Summary
December 31, 2001

                                                                                    Gross Leasable Area
                                                                                    -------------------
                                                                                    Square     % Leased                  Annual Base
                                                       Rentable    Year Built/      Footage     as of        Annualized   Rent per
                                Location              Square Feet   Renovated       Leased     12/31/01      Base Rent   Square Foot
                                --------              -----------   ---------       ------     --------      ---------   -----------
CBD Office Properties
---------------------
180 North LaSalle Street       Chicago, IL               758,260       1999         689,689       91.0%    $ 12,513,897    $18.14
208 South LaSalle Street       Chicago, IL               861,473  1914/1956/1982    819,827       95.2%      12,127,973    $14.79
                                                                       1991
33 West Monroe Street          Chicago, IL               846,759       1980         775,760       91.6%      12,176,611    $15.70
77 West Wacker Drive           Chicago, IL               944,556       1992         944,556      100.0%      26,051,584    $27.58
IBM Plaza                      Chicago, IL             1,356,465       1971       1,301,245       95.9%      20,654,852    $15.87
National City Center           Cleveland, OH             767,181       1980         767,001      100.0%      11,014,036    $14.36
                                                       ---------                  ---------      ------    ------------
     Subtotal                                          5,534,694                  5,298,078       95.7%    $ 94,538,953
                                                       ---------                  ---------      ------    ------------

Suburban Office Properties
--------------------------
2000 York Road                 Oak Brook, IL             198,779    1960/1986       186,131       93.6%       2,314,062    $12.43
2100 Swift                     Oak Brook, IL              58,000    1985/1991        58,000      100.0%         853,107    $14.71
6400 Shafer Court              Rosemont, IL              166,749    1980/1990       152,381       91.4%       2,154,110    $14.14
7100 Madison Avenue            Willowbrook, IL            50,157       1998          50,157      100.0%         529,008    $10.55
Atrium Building                Naperville, IL             65,362       1979          57,073       87.3%         867,586    $15.20
Brush Hill Office Court        Westmont, IL              109,857       1986         106,077       96.6%       1,357,158    $12.79
Centre Square I                Knoxville, TN              93,711       1988          69,448       74.1%       1,157,689    $16.67
Citibank Building              Schaumburg, IL            106,003       1979         100,319       94.6%       1,956,654    $19.50
Commerce Point Combined        Arlington Heights, IL     236,771    1987/1989       217,403       91.8%       3,421,742    $15.74
Continental Towers             Rolling Meadows, IL       923,997  1977/1979/1981    817,066       88.4%       8,379,483    $10.26
Enterprise Center              Westchester, IL           129,655       1987         116,526       89.9%       1,504,289    $12.91
Enterprise Center II           Westchester, IL            62,580    1998/1999        54,270       86.7%         740,595    $13.65
Jorie Plaza                    Oak Brook, IL             191,666    1961/1992       191,666      100.0%       3,321,724    $17.33
Narco River Business Center    Calumet City, IL           65,395       1981          51,776       79.2%         705,445    $13.62
Narco Tower Road               Schaumburg, IL             50,400       1992          50,400      100.0%         563,100    $11.17
Olympian Office Center         Lisle, IL                 165,685       1989         161,942       97.7%       2,621,474    $16.19
Thistle Landing                Phoenix, AZ               386,048       2000         259,006       67.1%       3,391,524    $13.09
Pine Meadows Corporate Center  Libertyville, IL          203,611       1999         203,611       97.0%       2,764,962    $13.58
Salt Creek/Sun Annex           Schaumburg, IL            125,963    1979/1986       109,421       86.9%       1,222,245    $11.17
Two Century Centre             Schaumburg, IL            213,097       1989         213,097      100.0%       3,240,778    $15.21
                                                       ---------                  ---------      ------    ------------
     Subtotal                                          3,603,486                  3,225,770       89.5%    $ 43,066,735
                                                       ---------                  ---------      ------    ------------

Total Office Owned:                                    9,138,180                  8,523,848       93.3%    $137,605,688
                                                       =========                  =====================    ============

                 Supplemental Financial and Operating Satistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001

December 31, 2001

                                                                                       Gross Leasable Area
                                                                                       -------------------
                                                                                         Square  % Leased               Annual Base
                                                           Rentable     Year Built/     Footage   as of      Annualized  Rent per
                                   Location              Square Feet    Renovated        Leased  12/31/01     Base Rent Square Foot
                                   --------              -----------    ---------        ------  --------     --------- -----------
Warehouse/Distribution Prop.
---------------------------
1401 South Jefferson Street       Chicago, IL                 17,265   1965/1985         17,265    100.0% $    102,819      $5.96
1543 Abbott Drive                 Wheeling, IL                43,930      1983           43,930    100.0%      134,046      $3.05
350 Randy Road                    Carol Stream, IL            25,200      1974           25,200    100.0%      123,197      $4.89
550 Kehoe Boulevard               Carol Stream, IL            44,575      1997           44,575    100.0%      312,649      $7.01
555 Kirk Road                     St. Charles, IL             62,400      1990           62,400    100.0%      268,320      $4.30
Arlington Heights Combined        Arlington Heights, IL      304,506      1978          304,506    100.0%    1,065,652      $3.50
1051 Kirk Road                    Batavia, IL                120,004      1990          120,004    100.0%            -      $0.00
200 Fullerton                     Carol Stream, IL            66,254   1968/1995         66,254    100.0%      298,278      $4.50
4211 Madison                      Hillside, IL                90,344   1977/1992         90,344    100.0%      393,918      $4.36
4300 Madison                      Hillside, IL               127,129      1980          115,257     90.7%      540,067      $4.69
Narco Elmhurst - 343 Carol Lane   Elmhurst, IL                30,084      1989           30,084    100.0%      197,351      $6.56
Narco Elmhurst - 370 Carol Lane   Elmhurst, IL                60,290   1977/1994         60,290    100.0%      288,552      $4.79
Narco Elmhurst - 388 Carol Lane   Elmhurst, IL                40,502      1979           40,502    100.0%      232,224      $5.73
Narco Elmhurst-342-46 Carol Lane  Elmhurst, IL                67,935      1989           67,935    100.0%      360,023      $5.30
Narco Hillside-4160-70 Madison    Hillside, IL                79,532   1974/1994         79,532    100.0%      385,937      $4.85
Tri-State Industrial-11039 Gage   Franklin Park, IL           21,935   1965/1993         21,935    100.0%      118,230      $5.39
Tri-State Industrial-11045 Gage   Franklin Park, IL          136,600   1970/1992        136,600    100.0%      601,040      $4.40
200 South Mitchell                Addison, IL                257,600      2000          216,200     83.9%      523,251      $2.42
1455 Sequoia                      Aurora, IL                 152,200      2000          152,200    100.0%      587,546      $3.86
                                                        ------------                 ----------  -------  ------------
     Subtotal                                              1,748,285                  1,695,013     97.0% $ 6,533,101
                                                        ------------                 ----------  -------  ------------

Crane Properties
----------------
Enterprise Center VII             Chicago, IL                462,670   1916/1991-96     462,670    100.0%    1,087,410      $2.35
Enterprise Center VIII            Chicago, IL                242,199   1916/1991-96      81,859     33.8%      302,690      $3.70
Enterprise Center X               Chicago, IL                172,775   1916/1991-96     169,659     98.2%      486,084      $2.87
Enterprise Center IX              Chicago, IL                162,682   1916/1991-96     162,682    100.0%      435,850      $2.68
Enterprise Center II              East Chicago, IN           169,435   1917/1991-97      28,978     17.1%       89,020      $3.07
Enterprise Center III             East Chicago, IN           291,550   1917/1991-97           0      0.0%            -      $0.00
Enterprise Center IV              East Chicago, IN            87,484   1917/1991-97      85,800     98.1%      263,494      $3.07
East Chicago Enterprise Center    East Chicago, IN            54,070   1917/1991-97      54,070    100.0%      291,657      $5.39
Enterprise Center V               Hammond, IN                196,475    1920-1952       196,475    100.0%      464,987      $2.37
Enterprise Center VI              Hammond, IN                250,266    1920-1952       248,255     99.2%      800,999      $3.23
Hammond Enterprise Center         Hammond, IN                 76,821    1920-1952        71,203     90.9%      192,035      $2.70
                                                        ------------                 ----------  -------  ------------
    Subtotal                                               2,166,427                  1,561,651     72.1% $  4,414,226
                                                        ------------                 ----------  -------  ------------

Total Industrial Owned                                     3,914,712                  3,256,664     83.2%   10,947,327
Total Office Owned                                         9,138,180                  8,523,848     93.3%  137,605,688
                                                        ------------                 ----------  -------  ------------

Total RSF                                                 13,052,892                 11,780,512     90.3% $148,553,015
                                                        ============                 ==========  =======  ============

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                            4Q 2001

Office Lease Expiration Schedule
December 31, 2001

                                                                              Average Annual
                                            Annual Base*                       Rent per Net     Net Rentable     Percentage of
                             Number of       Rent Under                        Rentable SF      Area Subject     Total Leased SF
         Year of Lease       Expiring        Expiring      Percentage of      Represented by    to Expiring      Represented by
           Expiration         Leases          Leases      Expiring Leases     Expiring Leases   Leases (SF)      Expiring Leases
           ----------         ------          -------     ----------------    ---------------   -----------      ---------------
              2001                 8    $       612,473         0.4%              $ 18.00            34,024            0.4%
              2002               145         11,927,871         7.6%              $ 17.77           671,060            8.2%
              2003               140         12,166,904         7.8%              $ 17.56           692,864            8.4%
              2004               130         10,992,926         7.0%              $ 16.71           658,062            8.0%
              2005               125         13,401,394         8.6%              $ 14.88           900,452           11.0%
              2006                77         19,959,097        12.8%              $ 13.97         1,428,777           17.4%
              2007                33          2,814,289        21.0%              $ 26.56         1,235,376           15.0%
              2008                33         12,901,906         8.3%              $ 17.93           719,618            8.8%
              2009                19          6,662,278         4.3%              $ 20.34           327,497            4.0%
             2010+                51         34,606,625        22.2%              $ 22.31         1,551,175           18.9%
             -----       -----------    ---------------     -------                              ----------          -----
         Total/Average           761    $   156,045,763       100.0%              $ 18.99         8,218,905          100.0%
                         ===========    ===============     =======                              ==========          =====

   *Does not include month-to-month leases

                        Percentage of Lease Expirations

                                    [GRAPH]

                        2001                       0.4%
                        2002                       7.6%
                        2003                       7.8%
                        2004                       7.0%
                        2005                       8.6%
                        2006                      12.8%
                        2007                      21.0%
                        2008                       8.3%
                        2009                       4.3%
                        2010+                     22.2%

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                            4Q 2001

Industrial Lease Expiration Schedule
December 31, 2001

                                                                             Average Annual
                                             Annual Base*                     Rent per Net    Net Rentable Area     Percentage of
                           Number of          Rent Under                      Rentable SF       Subject to        Total Leased SF
    Year of Lease          Expiring           Expiring       Percentage of   Represented by   Expiring Leases     Represented by
       Expiration          Leases              Leases       Expiring Leases  Expiring Leases      (SF)            Expiring Leases
       ----------          ------              ------       ---------------  ---------------      ----            ---------------
         2001                    -         $         -             0.0%           $0.00                -                 0.0%
         2002                    4             413,639             3.5%           $6.23           66,432                 2.2%
         2003                    5             383,253             3.2%           $5.00           76,609                 2.5%
         2004                    9           1,291,321            10.9%           $3.94          327,961                10.8%
         2005                    7           1,463,315            12.3%           $4.12          355,352                11.7%
         2006                   14           2,653,501            22.4%           $4.60          576,959                19.0%
         2007                    5           1,008,201             8.5%           $4.25          237,417                 7.8%
         2008                    5             928,052             7.8%           $4.37          212,501                 7.0%
         2009                    -                   -             0.0%           $0.00                -                 0.0%
         2010+                  11           3,722,171            31.4%           $3.15        1,180,842                38.9%
         ----                   --         -----------           -----                         ---------               -----
        Total/Ave               60         $11,863,453           100.0%           $3.91        3,034,073               100.0%
                                ==         ===========           =====                         =========               =====

  *Does not include month-to-month leases

                        Percentage of Lease Expirations

                                    [GRAPH]

                        2001                      0.0%
                        2002                      3.5%
                        2003                      3.2%
                        2004                     10.9%
                        2005                     12.3%
                        2006                     22.4%
                        2007                      8.5%
                        2008                      7.8%
                        2009                      0.0%
                        2010+                    31.4%

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)
                                                                         4Q 2001
25

Largest Office Tenants by Gross Revenue
December 31, 2001

                                                                       Total Square         2001        % of Total     Gross Revenue
      Tenant                    Building                             Footage Occupied  Gross Revenue  Office Portfolio     PSF
      ------                    --------                             ----------------  -------------  ----------------     ---
Arthur Andersen, LLP          33 W. Monroe St./IBM Plaza                  664,162      $  17,602,158       7.53%          $26.50

Jenner & Block                IBM Plaza                                   340,580         13,801,221       5.90%          $40.52

R.R. Donnelley & Sons Co.     77 W. Wacker Dr.                            241,569         12,066,767       5.16%          $49.95

First Union Securities, Inc.  77 W. Wacker Dr.                            241,225         11,713,179       5.01%          $48.56

National City Bank            National City Center                        559,895         10,078,363       4.31%          $18.00

IBM Corporation               IBM Plaza/Continental Towers                328,389          8,490,294       3.63%          $25.85

Ernst & Young                 IBM Plaza/National City Center              184,156          6,764,252       2.89%          $36.73

Motorola                      Continental Towers/Two Century Center       316,723          6,655,150       2.85%          $21.01
                              Pine Meadows/Commerce Point

Accenture                     180 N. Lasalle St.                          171,887          5,221,468       2.23%          $30.38

ABN AMRO Capital Markets      208 S. LaSalle St.                          241,411          3,767,674       1.61%          $15.61
                                                                        ---------      -------------      -----           ------
                                                                        3,289,997      $  96,160,526      41.14%          $29.23
                                                                        =========      =============      =====           ======

                                                     Gross Revenue
             Arthur Andersen, LLP                    $  17,602,158
             Jenner & Block                          $  13,801,221
             R.R. Donnelley & Sons Co.               $  12,066,767
             First Union Securities, Inc.            $  11,713,179
             National City Bank                      $  10,078,363
             IBM Corporation                         $   8,490,294
             Ernst & Young                           $   6,764,252
             Motorola                                $   6,665,150
             Accenture                               $   5,221,468
             ABN AMRO Capital Markets                $   3,767,674

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                            4Q 2001
26

Largest Office Tenants by Square Footage
December 31, 2001

                                                                   Total Square       % of Total     2001       Gross Revenue
        Tenant                              Building              Footage Occupied   Portfolio   Gross Revenue        PSF
        ------                              --------              -----------------   ---------  -------------        ---
Arthur Andersen, LLP               33 W. Monroe St./IBM Plaza           664,162         5.24%      $17,602,158      $26.50

National City Bank                 National City Center                 559,895         4.42%       10,078,363      $18.00

Jenner & Block                     IBM Plaza                            340,580         2.67%       13,801,221      $40.52

IBM Corporation                    IBM Plaza/Continental Towers         328,389         2.63%        8,490,294      $25.85

Motorola                           Two Century Center/Pine
                                   Meadows/Commerce Point II            316,723         2.61%        6,655,150      $21.01
R.R. Donnelley & Sons Co.          77 West Wacker Dr.                   241,569         2.02%       12,066,767      $49.95

ABN AMRO Capital Markets           208 S. LaSalle St.                   241,411         1.91%        3,767,674      $15.61

First Union Securities, Inc.       77 West Wacker Dr.                   241,225         1.90%       11,713,179      $48.56

Ernst & Young                      IBM Plaza/National City Center       184,156         1.36%        6,764,252      $36.73

Accenture                          180 North LaSalle St.                171,887         1.29%        5,221,468      $30.38
                                                                     ----------        -----       -----------

                                                                      3,289,997        26.05%      $96,160,526      $29.23
                                                                     ==========        =====       ===========

                                    [GRAPGH]

                                                          Square Feet
                  Arthur Andersen, LLP                     664,162

                  National City Bank                       559,895

                  Jenner & Block                           340,580

                  IBM Corporation                          328,389

                  Motorola                                 316,723

                  R.R. Donnelley & Sons Co.                241,569

                  ABN AMRO Capital Markets                 241,411

                  First Union Securities, Inc.             241,225

                  Ernst & Young                            184,156

                  Accenture                                171,887


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE:PGE)                            4Q 2001
27

Largest Industrial Tenants by Gross Revenue
December 31, 2001

                                                                                                     % of Total
                                                                  Total Square         2001          Industrial  Gross Revenue
Tenant                                   Building               Footage Occupied   Gross Revenue     Portfolio        PSF
------                                   --------               ----------------   -------------      --------   -------------
Co-Steel Lasco, Inc.               Enterprise Center VII            385,345         $1,765,327        10.18%          $4.58

Dynamic Manufacturing Company      4160-4190 Madison/4300
                                   Madison/ 4211 Madison            184,191          1,348,033         7.77%          $7.32

A.M. Castle & Co.                  Enterprise Center V/Hammond
                                   Enterprise Center                252,595          1,110,135         6.40%          $4.39

                                   East Chicago Enterprise/
StrandTek, Inc.                    Chicago Enterprise               285,857            959,691         5.53%          $3.36

Semblex Corporation                388 Carol Lane/370
                                   Carol Lane/342-346 Carol Lane    143,917            846,407         4.88%          $5.88

BWD Automotives                    11045 Gage Avenue                136,600            773,111         4.46%          $5.66

Amurol Confections Company         1455 Sequoia Drive               161,000            623,436         3.59%          $3.87

HECO Equipment Management          Enterprise Center VII            104,182            470,566         2.71%          $4.52

Alpha Processing, Inc.             Enterprise Center VII             77,325            415,352         2.39%          $5.37

Plunkett Furniture Company         200 S. Mitchell                   99,051            207,871         1.20%          $2.10
                                                                 ----------         ----------       ------           -----
                                                                  1,830,063         $8,519,929        49.12%          $4.66
                                                                 ==========         ==========       ======

                                             Gross Revenue
             Co-Steel Lasco, Inc.             $1,765,327

             Dynamic Manufacturing Company    $1,348,033

             A.M. Castle & Co.                $1,110,135

             StrandTek, Inc.                  $  959,691

             Semblex Corporation              $  846,407

             BWD Automotives                  $  773,111

             Amurol Confections Company       $  623,436

             HECO Equipment Management        $  470,566

             Alpha Processing, Inc.           $  415,352

             Plunkett Furniture Company       $  207,871


                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                   (NYSE:PGE)                           4Q 2001
28

Largest Industrial Tenants by Square Footage
December 31, 2001

                                                                   Total Square    % of
                                                                      Footage      Total         2001        Gross Revenue
Tenant                                    Building                   Occupied    Portfolio  Gross Revenue         PSF
------                                    --------                   --------    ---------  -------------         ---
Co-Steel Lasco, Inc.             Enterprise Center VII                385,345      3.04%     $ 1,765,327        $4.58

StrandTek, Inc.                  Enterprise Center VIII, IX, X        285,857      2.26%         959,691        $3.36
                                 East Chicago Enterprise Center

A.M. Castle & Co.                Enterprise Center V                  252,595      1.99%       1,110,135        $4.39
                                 Hammond Enterprise Center

Dynamic Manufacturing            4160-4190 Madison/4300               184,191      1.45%       1,348,033        $7.32
  Company                        Madison/ 4211 Madison

Amurol Confections Company       1455 Sequoia Drive                   161,000      1.27%         623,436        $3.87

Semblex Corporation              388 Carol Lane/370 Carol
                                 Lane/342-346 Carol Lane              143,917      1.14%         846,407        $5.88

BWD Automotives                  11045 Gage Avenue                    136,600      1.08%         773,111        $5.66

HECO Euipment Management         Enterprise Center VI                 104,182      0.82%         470,566        $3.74

Plunkett Furniture Company       200 S. Mitchell                       99,051      0.78%         207,871        $2.10

Alpha Processing, Inc.           Chicago Enterprise                    77,325      0.76%         415,352        $5.37
                                                                    ---------     -----      -----------
                                                                    1,830,063     14.66%     $ 8,519,929        $4.66
                                                                    =========     =====      ===========

                                    [GRAPH]

                  Co-Steel Lasco, Inc.                385,345

                  StrandTek, Inc.                     285,857

                  A.M. Castle & Co.                   252,595

                  Dynamic Manufacturing Company       184,191

                  Amurol Confections Company          161,000

                  Semblex Corporation                 143,917

                  BWD Automotives                     136,600

                  HECO Euipment Management            104,182

                  Plunkett Furniture Company           99,051

                  Alpha Processing, Inc.               77,325

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2001
29

Tenants by Standard Industrial Classification (SIC)
As of December 31, 2001

SIC Code       Standard Industrial Classification                       Percentage           Square Feet
--------       ----------------------------------                       ----------           -----------
22-39          Manufacturing                                              22.1%                2,533,026
73             Business Services, Advertising, Technology                 21.9%                2,507,115
81             Legal Services                                             12.0%                1,377,086
60-61          Depository and Non-Depository Institutions                  8.3%                  946,163
48             Communication                                               6.1%                  699,767
65             Real Estate                                                 4.0%                  457,106
62             Securities and Commodity Brokers                            3.6%                  410,195
20-21          Food and Tobacco                                            3.5%                  400,314
87             Engineering & Management Consulting Services                2.9%                  332,998
40-47,49       Transportation and Public Utilities                         2.3%                  258,210
50-51          Wholesale                                                   1.6%                  187,859
52-59          Retail Trade                                                1.5%                  173,891
91-97          Government                                                  1.4%                  163,455
80             Health Services                                             1.4%                  155,545
63-64          Insurance Carriers, Agents, and Brokers                     1.0%                  112,690
83,84,86       Social Services, Museums, Memberships Organizations         0.9%                   97,568
Various        Other                                                       0.8%                   88,212
15-17          Construction                                                0.5%                   52,229
72             Personal Services                                           0.5%                   51,887
82             Educational Services                                        0.4%                   48,110
78,79          Motion Pictures, Amusement and Recreation                   0.3%                   33,989
12-13          Oil, Gas, and Coal                                          0.0%                      423
8              Forestry                                                    0.0%                        -
               Other                                                       3.3%                        -
                                                                           ----              -----------

               Total                                                      100.0%              11,463,021
                                                                        ================================

                                  [PIE CHART]

              Manufacturing                                              22.8%
              Business Services, Advertising Technolgy                   22.6%
              Legal Services                                             12.4%
              Depository and Non-Depository Institutions                  8.5%
              Communication                                               6.3%
              Real Estate                                                 4.1%
              Securities and Commodity Brokers                            3.7%
              Food and Tobacco                                            3.6%
              Engineering & Management Consulting Services                3.0%
              Transportation and Public Utilities                         2.3%
              Wholesale                                                   1.7%
              Transportation                                              1.4%
              Government                                                  1.5%
              Health Services                                             1.4%
              Social Services                                             1.0%
              Insurance                                                   1.0%
              Education                                                   0.5%
              Construction                                                0.5%
              Personal Services                                           0.5%
              Motion Pictures, Amusement and Recreation                   0.3%

                 Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                   (NYSE:PGE)                            4Q 2001
30

                                     [LOGO]
                                   PRIME GROUP
                                  REALTY TRUST

                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust ( NYSE: PGE ) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
-----------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:       312.917.1300
Facsimile:   312.917.1597
E-mail:      mwilliams@pgrt.com
Website:     www.pgrt.com
             ------------

Independent Public Accountants:
Ernst & Young LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.           David M. Fick           410.454.5018
                                       Kenneth S. Weinberg     410.454.5175

Stock Exchange Listing:

New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com
             ------------------

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
                                  (NYSE: PGE)                           4Q 2001
31